Public Offering	9 Months Ended
Sep. 30, 2021
TPG Pace Solutions
Public Offering

3. Public Offering

The registration statement for the Company’s initial public offering (“Public Offering”) was declared effective by the United States Securities and Exchange Commission on April 8, 2021. The Public Offering closed on April 13, 2021 (the “Close Date”). The Sponsor purchased an aggregate of 770,000 Private Placement Shares at a purchase price of $10.00 per share, or $7,700,000 in the aggregate, in a private placement on April 13, 2021.

At the Close Date, proceeds of $285,000,000, net of underwriting discounts of $5,700,000 and funds designated for operational use of $2,000,000, were deposited in a trust account with Continental Stock Transfer and Trust Company acting as trustee (the “Trust Account”) as described below.

In its Public Offering, the Company sold 28,500,000 Class A ordinary shares at a price of $10.00 per share, including the issuance of 3,500,000 Class A ordinary shares as a result of the underwriters’ partial exercise of their over-allotment option. The remainder of the over-allotment option expired, unexercised, on May 28, 2021.

The Company paid an underwriting discount of 2.00% of the gross proceeds of the Public Offering, or $5,700,000, to the underwriters at the Close Date, with an additional fee (the “Deferred Discount”) of 3.50% of the gross proceeds of the Public Offering, or $9,975,000, payable upon the Company’s completion of a Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes a Business Combination. The underwriters are not entitled to receive any of the interest earned on Trust Account funds that would be used to pay the Deferred Discount.